Cybersecurity Risk Management, Strategy, and Governance Disclosures	Jun. 19, 2026
Material Cybersecurity Incident [Line Items]
Material Cybersecurity Incident Nature [Text Block]

On or about June 16, 2026, an unauthorized threat actor gained access to the network environment of River Financial Corporation, including River Bank & Trust (together, “River”). River identified the activity on or about June 19, 2026, and determined that ransomware had been deployed across portions of its server environment. River promptly took containment measures, including disabling affected administrative accounts and taking impacted systems offline.

Material Cybersecurity Incident Scope [Text Block]

River, with the assistance of a third-party forensic firm, is investigating the nature and scope of the incident, including whether any personally identifiable information was subject to unauthorized access or exfiltration. That investigation is ongoing.

Material Cybersecurity Incident Timing [Text Block]	On or about June 16, 2026, an unauthorized threat actor gained access to the network environment of River Financial Corporation, including River Bank & Trust (together, “River”). River identified the activity on or about June 19, 2026, and determined that ransomware had been deployed across portions of its server environment.
Material Cybersecurity Incident Material Impact or Reasonably Likely Material Impact [Text Block]	As of the date of this filing, the full nature, scope, and impact of the incident have not yet been determined.
Material Cybersecurity Incident Information Not Available or Undetermined [Text Block]	River has not yet determined whether the incident is reasonably likely to materially impact its business or financial condition. Certain operations have been impacted, but River is working with external cybersecurity professionals to fully restore these operations. River will file an amendment to this Current Report on Form 8-K within four business days after it determines that such information is available.